EXHIBIT 1.4

                             ARTICLES OF AMENDMENT





                                       27


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YUKON
Justice                    BUSINESS CORPORATIONS ACT
                                     FORM 5

                            CERTIFICATE OF AMENDMENT



                               TRIMARK ENERGY LTD.


I hereby certify that the articles of the above-mentioned corporation were amended:

[ ] under section 16 of the Business Corporations Act to change the name of the corporation in accordance with the attached notice.

[ ] under section 30 of the Business Corporations Act as set out in the attached Articles of Amendment designating a series of shares.

[X] under section 179 of the Business Corporations Act as set out in the attached Articles of Amendment.

[ ] under section 194 of the Business Corporations Act as set out in the attached Articles of Reorganization

[ ] under section 195 of the Business Corporations Act as set out in the attached Articles of Arrangement.





Corporate Access Number: 29383                   /S/  M. RICHARD ROBERTS
                                               ---------------------------------
Date of Amendment:  2002-03-20                                M. Richard Roberts
                                                       Registrar of Corporations




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YUKON
JUSTICE

                         YUKON BUSINESS CORPORATIONS ACT
                              (Sections 30 or 179)

                                                                       Form 5-01

                                                           ARTICLES OF AMENDMENT

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1.       Name of Corporation:

         TRIMARK OIL & GAS LTD.                         Corporate Access # 25944
--------------------------------------------------------------------------------

2. The Articles of the above-named corporation are amended pursuant to a court order:

         Yes ______                                  No    XXX
                                                        ---------
--------------------------------------------------------------------------------

3.       The Articles of the above-named Corporation are amended as follows:

         NAME CHANGE:

         -pursuant to a Shareholders Special Resolution the name of the Corporation be changed to:

                               TRIMARK ENERGY LTD.

         SHARE CONSOLITATION:

         - the capital of the Corporation is amended by consolidating all of the issued common shares, so that every seven of such common shares before consolidation be consolidated into one common share.

4.       Date                     Signature                   Title

         March 12, 2002         /s/ Nick DeMare              Director
                                   Nick DeMare

                                                           FILED
                                                           March 20, 2002
                                                           Deputy Registrar
                                                           of Corporations